Confidential 1 of 16 AMENDMENT NO. 2 TO SUPPLY AGREEMENT This Amendment No. 2 to Supply Agreement (the “Amendment”) between the Parties is made and effective as of the date of the last signature (the “Amendment Effective Date”), by and between: Autolus Limited, a corporation having its principal place of business at MediaWorks, 191 Wood Lane, White City, London, W12 7FP, United Kingdom (“Autolus”) and; Miltenyi Biotec B.V. & Co. KG, a corporation having its principal place of business at Friedrich-Ebert- Str. 68, 51429 Bergisch Gladbach, Germany (“Miltenyi”), (together the "Parties" or individually a "Party"). WHEREAS, the Parties entered into that certain supply agreement effective as of 23 March 2018, [***], as amended (the “Supply Agreement”) with regard to the supply of certain equipment and related consumables by Miltenyi to Autolus for use in connection with the development and manufacturing of Autolus Products as described therein. WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Supply Agreement; and WHEREAS, Autolus and Miltenyi now wish to amend the Supply Agreement as set forth below. In consideration of the foregoing, the Parties agree as follows: ARTICLE 1 AMENDMENT OF SUPPLY AGREEMENT 1. Amendment to Section 2.1. Section 2.1 is hereby amended and replaced in its entirety to read as follows: 2.1 Supply of Products; General; Sale of Instruments. (a) During the Term of this Agreement, and subject to the terms and conditions hereof, Miltenyi (or, where necessary to achieve continuity of Miltenyi Product supply, an Affiliate of Miltenyi or Third Party designated by Miltenyi) shall non-exclusively supply and sell to Autolus, and Autolus shall purchase from Miltenyi, Autolus’ requirements for the Miltenyi Products listed on Exhibit C solely for the Permitted Use (as defined below). (b) Each Purchase Order placed under this Agreement shall be exclusively governed by the terms and conditions of this Agreement and the Quality Agreement (as defined below), as applicable and as amended from time to time, unless specifically otherwise agreed between the Parties in writing. General terms and conditions of either Party, shall (regardless of whether contained in any Purchase Order, invoice, acceptance or similar document) not apply. In case of any conflict or inconsistency between the terms and conditions of any individual sales contract concluded hereunder and the terms and conditions of this Agreement and/or the terms and conditions of the Quality Agreement, the terms and conditions of this Agreement, or, as far as quality related topics (matters related to quality aspects of the Miltenyi Products, matters related to quality systems and matters related to quality operations) are concerned, the terms and conditions of the Quality Agreement, if applicable, shall prevail. (c) The Parties acknowledge and agree that certain additional terms and conditions applicable to the purchase, installation and/or maintenance of CliniMACS Prodigy instruments shall be agreed separately by the Parties from time to time in case Autolus wishes to purchase

Confidential 2 of 16 such instruments hereunder, which may – based on the agreement of the Parties – contain provisions that deviate from certain terms and conditions of this Agreement. [***]. 2. Amendment to Section 2.2(a). Section 2.2(a) is hereby amended and replaced in its entirety to read as follows: (a) The purchase of the Miltenyi Products hereunder conveys to Autolus the non- exclusive, non-transferable (except as expressly provided herein) right to use, and to permit its Affiliates, Subcontractors, and Licensees to use (i) the purchased Miltenyi Products constituting Clinical Grade Products solely for Ex Vivo Cell Processing in the development and manufacture of the Autolus Products for use of the Autolus Products in the Field in the Territory (including for pre-clinical, clinical, regulatory and commercial purposes), in accordance with applicable Regulatory Authority requirements and approvals (including (to the extent applicable) any relevant clinical trial protocol, IND, and/or IRB approval pertaining to such Autolus Products) in the Field and Territory and (ii) the purchased Miltenyi Products constituting Research Grade Products solely for analytical testing in connection with the manufacturing of the Autolus Products and for their development, in each case under (i) and (ii) consistent with the terms and conditions of this Agreement and in accordance with Applicable Laws (each, a “Permitted Use”). 3. Addition of Section 2.12. The Parties agree to append a new Section 2.12 immediately following Section 2.11, incorporating the following text: 2.12 Joint Steering Committee. The Parties will establish a joint steering committee (the “JSC”) to oversee the performance of this Agreement. Each Party will appoint the same number of representatives (this number to be determined by agreement of the Parties) with senior level authority and expertise to serve on the JSC. From time to time, on written notice to the other Party, Autolus and Miltenyi each may substitute any of its representatives on the JSC. The JSC will meet each Calendar Quarter and will establish its own procedural rules for its operation in accordance with the requirements of this Agreement. Meetings may be held by telephone, by video conference or in person and each Party shall be responsible for its own expenses including travel and accommodation costs to attend the JSC meetings. The JSC will neither have any power or decision authority to amend this Agreement or to waive compliance with the terms hereof nor to agree on any implementing contracts (e.g. statement of work) under this Agreement. For the avoidance of doubt, the discussions of the JSC including any related documents (e.g. meeting minutes) are deemed to be Confidential Information (as defined below) under this Agreement. The Parties may elect to form one or more working groups relating to specific aspects of this Agreement; any such working groups will report to the JSC, and any disputes at the working group level will be escalated to the JSC for resolution. Disputes in the JSC, if not amicably resolved by the Parties following good faith discussions, may be resolved in accordance with the dispute resolution procedures described in Section 19.2. 4. Amendment to Section 3.1(e). Section 3.1(e) is hereby amended and replaced in its entirety to read as follows: (e) Quality Agreement. The supply of Miltenyi Products in form of Clinical Grade Products hereunder is subject to the Quality Agreement executed between the Parties, effective as of March 1st, 2019, as thereafter amended (by Revisions of the original agreement) (the “Quality Agreement”). In the event of a conflict between the terms of the Quality Agreement and the terms of this Agreement, the provisions of Section 2.1(b) shall apply.

Confidential 3 of 16 5. Amendment to Section 3.2(h). Section 3.2(h) is hereby amended and replaced in its entirety to read as follows: (h) Clinical Grade Products. For clarity, the provisions of Section 3.2(b) through Section 3.2(g) shall apply to Clinical Grade Products only. 6. Addition of Section 3.2 (j). The Parties agree to append a new Section 3.2 (j) immediately following Section 3.2 (i), incorporating the following text: (j) [***] Autolus acknowledges that Miltenyi [***] and Autolus confirms to cooperate with Miltenyi (e.g. by providing requested acceptance and required contributions) [***]. 7. Amendment to Section 4.1(d). Section 4.1(d) is hereby amended and replaced in its entirety to read as follows: (d) Compliance. Without prejudice specifically to the provisions set forth in Sections 2.2 and 4.1(c), the Miltenyi Products supplied hereunder shall not be used for any purpose that would require Regulatory Authority approvals or consents unless such Regulatory Authority approvals or consents have been obtained. Autolus shall defend and indemnify Miltenyi and its Affiliates against any liability, damage, loss or expense to the extent (i) resulting from or arising out of Autolus’ (or its Affiliates’, Subcontractors’ or Licencees’) failure to obtain all necessary Regulatory Authority approvals or consents or to comply with any Regulatory Laws in relation to Autolus’ (or its Affiliates’, Subcontractors’ or Licencees’) use of such Miltenyi Products for such purpose, or (ii) resulting from or arising out of Autolus’ (or its Affiliates’, Subcontractors’ or Licencees’) failure to otherwise comply with the requirements of Section 4.1(c). 8. Amendment to Section 4.3. Section 4.3 is hereby amended and replaced in its entirety to read as follows: 4.3 Regulatory Work. Miltenyi has established, or may from time to time establish, Master Files for one or more Miltenyi Products with one or more Regulatory Authorities in the Territory. Miltenyi shall maintain each such Master File in accordance with Applicable Laws (“Regulatory Work”). To the extent Autolus requests that Miltenyi generate any additional Master File and/or add additional information to any existing Master File, the provisions of Section 4.9 below shall apply. 9. Amendment to Section 4.4. Section 4.4 is hereby amended and replaced in its entirety to read as follows: 4.4 [Section intentionally left blank] 10. Amendment to Section 4.8. Section 4.8 is hereby amended and replaced in its entirety to read as follows: 4.8 Additional Assistance. In addition to any services in accordance with Section 4.9, Miltenyi shall, if requested by Autolus, consult with and provide reasonable assistance to Autolus with regard to any additional regulatory matters concerning the Miltenyi Products (to the extent related to the standard use of the Miltenyi Products as specified in Miltenyi’s then current catalogue), as appropriate, provided that for any assistance and consulting regarding regulatory matters that is Autolus-specific and/or Autolus Product-specific (e.g., relates to Autolus’ IND, BLA or marketing authorisation applications (MAA) readiness and/or

Confidential 4 of 16 commercial preparedness activities) and/or, for instance, requires (a) the generation and/or provision of additional information by Miltenyi for the benefit of filings by Autolus for Autolus Products and/or for any market launch and/or commercialization of Autolus Products (including, but not limited, to the generation of additional documentation regarding Miltenyi Products required for Autolus’ regulatory filings, and/or workshops pertaining to technical reviews of Miltenyi documentation), (b) Autolus Product related adaptations of Miltenyi’s Master Files, and/or (c) support of Autolus, its Licensees and/or Subcontractors relating to regulatory filings, audits and/or regulatory inspections at Autolus’, its Licensees’ and/or Subcontractors’ manufacturing sites for Autolus Products, Autolus shall separately pay Miltenyi for such consulting and assistance, which scope and limits and payment terms, shall be agreed between the Parties in writing prior to the performance of the assistance and/or consulting by Miltenyi (subject to the Parties’ representations, warranties and liabilities under this Agreement) as part of a specific statement of work. Absent Miltenyi's breach of its obligations hereunder and its gross negligence or wilfull misconduct, Autolus shall bear all responsibility for Autolus’, its Licensees and/or Autolus’ Subcontractors’ use of any information, documentation and material provided by Miltenyi (including use in regulatory filings and with regard to any Third Party liability) pursuant to this Section 4.8. 11. Amendment to Section 4.9. Section 4.9 is hereby amended and replaced in its entirety to read as follows: 4.9 Additional Filings. Autolus acknowledges that, as of the Effective Date, Master Files have been filed in the countries and jurisdictions listed in Exhibit B. If Autolus desires to pursue clinical trials, use Miltenyi Products in the manufacture of Autolus Products, or pursue commercialization of any Autolus Product in any jurisdiction or country that is not listed in Exhibit B where Miltenyi does not then have an active Master File – always provided that any such (related) use of Miltenyi Products is in accordance with the terms of this Agreement – and if Autolus would not legally be able to conduct such evaluation or commercialization without Miltenyi filing a Master File or making necessary information available to the Regulatory Authority in such jurisdiction or country (each such country an “Additional Country”), then Autolus shall so notify Miltenyi in writing at least [***] months in advance (however, with regard to [***] Autolus shall notify Miltenyi in writing at least [***] months in advance) of initiating any such clinical trial or use of Miltenyi Products in the manufacture of Autolus Products, or pursue commercialization of any Autolus Product in any such jurisdiction or country. The Parties shall then (i) discuss in good faith reasonable terms and conditions under which Miltenyi would be willing to file such Master File or to provide necessary information to the Regulatory Authority, including additional compensation to Miltenyi (if any) and (ii) shall enter into a written statement of work relating thereto covering such aspects; for clarity, prior to the execution of such statement of work, Miltenyi shall not be obliged to file any such Master File or to provide any such information. Notwithstanding the preceding sentence, upon receipt of a corresponding notice from Autolus pursuant to this Section 4.9 with regard to [***], Miltenyi agrees to file relevant Master Files in such country/ies or to provide necessary information to the relevant Regulatory Authority in [***] (each a “Future Country”) [***]. 12. Amendment to Section 5.1(a). Section 5.1(a) is hereby amended and replaced in its entirety to read as follows: (a) Rolling Monthly Forecast; Firm Zone; Binding Quantities (year one (1)). Within [***] Business Days of the Effective Date, and thereafter by the [***] day of each [***] during the Term, Autolus shall submit a [***] rolling Forecast of Autolus’ anticipated demand of Miltenyi Products for each of the next [***] consecutive Calendar [***] commencing with the Calendar [***] immediately following the Calendar [***] in which the Forecast is submitted (each, a “[***] Forecast”). The [***] Forecast shall show the demand on a [***] basis. With respect to any [***] Forecast for Miltenyi Products submitted during the Term, [***] of the quantities forecasted for the [***] period of each [***] Forecast (each such [***] period shall be referred to as the “Firm Zone”) shall be binding, and the corresponding portion of each

Confidential 5 of 16 subsequent [***] Forecast shall be consistent with such period. For clarity, all forecasted demands of Miltenyi Products during the Firm Zone shall constitute a binding commitment by Autolus to submit corresponding Purchase Orders for Miltenyi Products. Except with respect to the Firm Zone and the limitations in Section 5.1(e) hereof, a [***] Forecast provided by Autolus shall not be binding upon Autolus. For the avoidance of doubt, the [***] Forecast shall not create any supply obligation on the part of Miltenyi. Any such obligation is subject to the acceptance of respective Purchase Orders (as defined below). 13. Amendment to Section 5.1(b). Section 5.1(b) is hereby amended and replaced in its entirety to read as follows: (b) Rolling [***] Forecast ([***]). Within [***] Business Days of the Effective Date, and thereafter by the [***] day of [***] during the Term (i.e. [***]), Autolus (or Autolus’ designee on behalf of Autolus) shall submit a non-binding [***] rolling Forecast of Autolus’ anticipated demand of Miltenyi Products for each of the [***] immediately following the last [***] of the [***] Forecast submitted pursuant to clause (a) above (each, a “[***] Forecast”). Each [***] Forecast shall show the demand on a [***] basis. For the avoidance of doubt, the [***] Forecast shall not create any supply obligation on the part of Miltenyi. Any such obligation is subject to the acceptance of respective Purchase Orders. 14. Amendment to Section 5.1(c). Section 5.1(c) is hereby amended and replaced in its entirety to read as follows: (c) Long-Term Forecast ([***]). In addition, Autolus (or Autolus’ designee on behalf of Autolus) shall within [***] Business Days of the Effective Date, and thereafter by [***] of each Calendar Year during the Term, submit a non-binding [***] rolling Forecast of Autolus’ anticipated demand of Miltenyi Products for each of the upcoming [***] consecutive Calendar [***], immediately following the year of the last Calendar [***] of the relevant [***] Forecast (each, a “Long-Term Forecast”) for the purposes of assisting Miltenyi with its capacity and production planning for Miltenyi Products during such period. Each Long-Term Forecast shall show the demand on an [***] basis. For the avoidance of doubt, the Long-Term Forecast shall not create any supply obligation on the part of Miltenyi. Any such obligation is subject to the acceptance of respective Purchase Orders. 15. Amendment to Section 5.4(b). Section 5.4(b) is hereby amended and replaced in its entirety to read as follows: (b) Each Purchase Orders submitted hereunder shall specify (1) the Global Contract Number; (2) the specific Miltenyi Product(s) ordered; (3) the quantities of each Miltenyi Product(s) ordered; (4) the desired Delivery date(s); (5) the relevant place of Delivery and the place of destination, to which Miltenyi shall commit to contract for carriage in accordance with Section 6.1(a); (6) desired special shipping instructions, if any, in accordance with Section 6.1(b); and (7) the relevant Product Price.

Confidential 6 of 16 Any Purchase Order submitted hereunder shall also consider that Miltenyi Products may have to be ordered in [***]. 16. Addition of Section 5.6. The Parties agree to append a new Section 5.6 immediately following Section 5.5, incorporating the following text: 5.6 [***]. Upon written request by Miltenyi following Autolus’ [***], the Parties shall [***] and agree within [***] following such request on an [***] of the [***] considering the then current long-term product demands of Autolus and shall amend this Agreement accordingly. This agreement shall include a [***] for Autolus for the next [***] consecutive [***] during the Term. 17. Amendment to Section 6.1(a). Section 6.1(a) is hereby amended and replaced in its entirety to read as follows: (a) Any Miltenyi Products supplied under this Agreement shall be delivered [***] (Incoterms® 2020), [***], by providing the relevant Miltenyi Products to [***] on the Delivery Date ("Delivery"), with [***] in the respective accepted Purchase Order [***]. 18. Amendment to Section 6.1(b). Section 6.1(b) is hereby amended and replaced in its entirety to read as follows: (b) Each shipment of Miltenyi Products shall be Delivered on the agreed delivery date(s) (each, a "Delivery Date") confirmed by Miltenyi for the applicable Purchase Order in accordance with applicable Lead Time(s), during normal business hours (Monday to Friday, excluding statutory holidays), unless special arrangements are agreed to by the Parties in writing. [***] shall make all necessary shipping arrangements in accordance with the requirements set forth in Section 6.1(a) above with a carrier agreed between the Parties. Unless otherwise agreed, any handling or logistics efforts of [***] in regards thereto shall be [***] and shall, thus, not be [***]; provided, that [***] reserves the right to [***] for any accepted Purchase Order, or group of accepted Purchase Orders to be [***] with a [***] of less than [***]. This [***] will not exceed the [***] in connection with the applicable [***]. 19. Amendment to Section 6.1(c). Section 6.1(c) is hereby amended and replaced in its entirety to read as follows: (c) [Section intentionally left blank] 20. Amendment to Section 6.2. Section 6.2 is hereby amended and replaced in its entirety to read as follows: 6.2 Title and Risk. Risk of loss or damage to the Miltenyi Products shall pass to Autolus as defined by the applicable Incoterm [***] (Incoterms® 2020) [***] in accordance with

Confidential 7 of 16 Section 6.1(a) above. Title to the delivered Miltenyi Products shall pass to Autolus simultaneously to such transfer of risk. 21. Amendment to Section 6.4. Section 6.4 is hereby amended and replaced in its entirety to read as follows: 6.4 Minimum Guaranteed Shelf Life; Review of JSC. (a) Miltenyi will ensure that, at the time of Delivery, the remaining shelf life of each shipped Miltenyi Product shall be no less than the minimum shelf life set forth in Exhibit C. (b) The JSC will establish a methodology for tracking (i) whether shipments of [***] of [***] are [***] and (ii) whether [***] fulfills its [***] obligations in accordance with this Agreement at any time (including [***]). As part of its standing quarterly agenda, the JSC will review and assess [***] and any additional key performance indicators (for Miltenyi or Autolus) agreed by the JSC. 22. Amendment to Section 6.5. Section 6.5 is hereby amended and replaced in its entirety to read as follows: 6.5 Certificates. Miltenyi shall include proper release certificates, certificates of compliance, and/or certificates of analysis with all shipments of Miltenyi Product(s), as applicable, unless otherwise available on Miltenyi’s website, in accordance with the requirements of the Quality Agreement, as applicable. 23. Amendment to Section 6.7(a). Section 6.7(a) is hereby amended and replaced in its entirety to read as follows: (a) Contingent upon Autolus’ continued adherence to its obligations in accordance with this Agreement, including the Forecast obligations and Firm Zone Requirements pursuant to Sections 5.1 and 5.3 above, Miltenyi shall use Commercially Reasonable Efforts to ensure continuous supply of Miltenyi Products to Autolus in accordance with the Forecasts during the Term, in accordance with the provisions of this Section 6.7. Miltenyi may implement and thereafter maintain commercially reasonable [***], including with respect to [***] and similar [***], which shall be reviewed and discussed at the JSC on an annual basis once [***]. Miltenyi understands that the [***], once [***], shall document a consistent process for [***]. The goal of the plans shall be to [***]. 24. Amendment to Section 6.8(a). Section 6.8(a) is hereby amended and replaced in its entirety to read as follows: (a) Upon request by Autolus made reasonably following the Commercial Phase Notification for a specific Autolus Product by Autolus, the Parties shall negotiate in good faith and mutually agree upon additional terms and conditions that are aimed at securing continuity of supply of Miltenyi Products in order to de-risk and minimize negative impacts of a failure to supply of Miltenyi Products on manufacturing and commercialization of the respective

Confidential 8 of 16 Autolus Product. The Parties acknowledge and agree that the [***] described in Section 6.7(a) may address this aim already, and may, thus, also [***]. Accordingly, Autolus agrees, without prejudice to the general requirements stated in this Section above, [***] until the earlier of: (i) the [***] applicable to such Miltenyi Product are [***], or (ii) [***] following the Commercial Phase Notification for the applicable [***]. While acknowledging that any definitive provisions will depend on the specific Miltenyi Product(s) that is the subject matter of such agreement, and further acknowledging that any such agreement shall be subject to Autolus’ specific acceptance of appropriate [***], the Parties agree that any such agreement shall, [***], be based upon the principal terms provided in subsection (b) below. 25. Amendment to Section 7.1. Section 7.1 is hereby amended and replaced in its entirety to read as follows: 7.1 Incoming Inspection, Acceptance Testing. Without prejudice to the provisions set forth in Sections 6.1 and 6.2, Autolus (or, for Miltenyi Product(s) purchased by Autolus but shipped directly to Autolus’ Affiliate, Subcontractor, or Licensee, its designee) shall inspect and examine each shipment of Miltenyi Product(s) delivered hereunder [***] in order to (i) determine whether the delivered Miltenyi Product(s) are damaged, (ii) whether or not the correct Miltenyi Products have been delivered and (iii) whether or not the quantity of the Miltenyi Products delivered conforms with the relevant accepted Purchase Order and applicable shipping documentation (collectively the “Incoming Inspection”). Next to this Incoming Inspection, Autolus (or, for Miltenyi Product(s) purchased by Autolus but shipped directly to Autolus’ Affiliate, Subcontractor, or Licensee, its designee) shall have a period of [***] days from the date of receipt of each shipment of Miltenyi Products hereunder at the designated facility specified in the accepted Purchase Order to further test or cause to be tested the Miltenyi Products supplied under this Agreement to verify the Miltenyi Products’ conformance with the Miltenyi Product Warranty; such testing shall be performed in accordance with the Product Specifications or, the Quality Agreement, as applicable (the “Quality Control Testing”). For clarity, the foregoing requirements of the Incoming Inspection and the Quality Control Testing shall not be construed as dispensing with Miltenyi’s standard outgoing quality testing of the Miltenyi Products. 26. Amendment to Section 7.2. Section 7.2 is hereby amended and replaced in its entirety to read as follows: 7.2 Notification and Rejection, Identifiable and Latent Defects. (a) Autolus shall notify Miltenyi in writing of any insufficiencies, defects and/or non- conformities of the Miltenyi Products with the Miltenyi Product Warranty identified during the Incoming Inspection or the Quality Control Testing as soon as reasonably possible upon detection. However, any insufficiencies, defects and/or non-conformities identified or identifiable in the course of the Incoming Inspection are in any case to be notified to Miltenyi at the latest within [***] days upon receipt of the Miltenyi Product(s) at Autolus’s designated facility as specified in the accepted Purchase Order, and any insufficiencies, defects and/or non-conformities identified or identifiable in the course of the Quality Control Testing are in any case to be notified at the latest within [***] days upon receipt of the Miltenyi Product(s) at that designated facility. Except with regard to latent defects as described in Section 7.2(b) below, each shipment of Miltenyi Products shall be deemed accepted by Autolus, if Autolus does not perform the Incoming Inspection or the Quality Control Testing in accordance with the periods set forth in Section 7.1 or if Autolus does not provide Miltenyi

Confidential 9 of 16 with written notice of rejection regarding the said insufficiencies, defects and/or non- conformities in accordance with the periods set forth in this Section 7.2(a). (b) Autolus shall notify Miltenyi in writing of any insufficiencies, defects and non- conformities of the Miltenyi Products with the Miltenyi Product Warranty that could not have reasonably been determined during the Incoming Inspection or the Quality Control Testing, but that occur at any later point in time; such notice shall be provided within [***] days of any such insufficiencies, defects and non-conformities becoming apparent. The Miltenyi Products shall be deemed accepted by Autolus with regard to any such latent insufficiencies, defects or non-conformities that could not have been identified during the Incoming Inspection or the Quality Control Testing, if Autolus does not provide Miltenyi with written notice of rejection regarding the said insufficiencies, defects and/or non-conformities in accordance with the period set forth in this Section 7.2(b). (c) Any written notice of rejection regarding any insufficiencies, defects and/or non- conformities in terms of Section 7.2(a) and Section 7.2(b) shall also describe the reasons for the rejection and the non-conforming characteristics of such rejected Miltenyi Product in reasonable detail. Once a shipment of Miltenyi Products is accepted or deemed accepted according to Section 7.2(a) or Section 7.2(b), Autolus shall have no recourse against Miltenyi, even in the event any such Miltenyi Product is subsequently deemed unsuitable for use for any reason. For clarity, Autolus shall only have the right to reject any delivered Miltenyi Products provided the Miltenyi Products do not conform with the applicable Miltenyi Product Warranty at the time of Delivery and further provided the respective Miltenyi Products are not deemed accepted according to the provisions contained in Section 7.2(a) or Section 7.2(b) above. For the avoidance of doubt, with regard to any insufficiencies, defects and/or non-conformities of any delivered Miltenyi Products not constituting a non-conformance with the Miltenyi Product Warranty there is per se no right of rejection of Autolus. 27. Amendment to Section 7.3. Section 7.3 is hereby amended and replaced in its entirety to read as follows: 7.3 Confirmation. After its receipt of a rejection notice from Autolus (or its duly authorized designee) pursuant to Section 7.2, Miltenyi shall – provided the delivered Miltenyi Products are not deemed accepted according to Section 7.2 above – notify Autolus in writing as soon as reasonably practical whether or not it accepts Autolus’ basis for rejection, and Autolus shall reasonably cooperate with Miltenyi in determining in good faith whether such rejection was necessary or justified. Upon Miltenyi’s reasonable request, Autolus shall provide (or cause its designees to provide) (i) evidence of appropriate transport, storage and handling for any rejected Miltenyi Product in accordance with the storage and handling instructions set forth in the applicable Product Specifications; and (ii) reasonable testing data demonstrating that the Miltenyi Product in question does not conform to the Miltenyi Product Warranty. If the Parties are unable to agree as to whether a shipment of Miltenyi Products supplied hereunder conforms at the relevant point in time to the applicable Miltenyi Product Warranty, such question shall be submitted to an independent quality control laboratory mutually agreed upon by the Parties. Such independent quality control laboratory shall be bound to secrecy and confidentiality according to the confidentiality standards set forth in this Agreement. The findings of such independent quality control laboratory shall be binding upon the Parties. The cost of the independent quality control laboratory shall be borne by the Party whose results are shown by such laboratory to have been incorrect. 28. Amendment to Section 7.4. Section 7.4 is hereby amended and replaced in its entirety to read as follows: 7.4 Return or Destruction of Rejected Miltenyi Products. Autolus may not return or destroy any batch of Miltenyi Products until (i) it receives written notification from Miltenyi that Miltenyi does not dispute that such batch failed to conform to the applicable Miltenyi Product Warranty or (ii) the findings of the independent quality control laboratory as set forth

Confidential 10 of 16 in Section 7.3 have confirmed the non-conformance of the Miltenyi Products with the applicable Miltenyi Product Warranty. Miltenyi shall indicate in its notice either that Autolus is authorized to destroy the rejected batch of Miltenyi Products, or that Miltenyi requires return of the rejected Miltenyi Products. Upon written authorization from Miltenyi to do so, Autolus shall promptly destroy the rejected batch of Miltenyi Products and provide Miltenyi with written certification of such destruction. Upon receipt of Miltenyi’s request for return, Autolus shall after aligning a return date with Miltenyi promptly return the rejected batch of Miltenyi Products to Miltenyi. In each case, Miltenyi shall reimburse Autolus for the documented, reasonable costs associated with the destruction or return of the rejected Miltenyi Products. 29. Amendment to Section 8.2. Section 8.2 is hereby amended and replaced in its entirety to read as follows: 8.2 [***]. Unless otherwise agreed between the Parties, Autolus shall reimburse Miltenyi for [***], if any, owed [***] as set forth on Exhibit E, as updated from time to time [***]. If, during the Term of this Agreement, Miltenyi shall be required to obtain additional [***] that give rise to [***] with respect to Autolus’ use of Miltenyi Products, then the Parties shall negotiate in good faith [***]. 30. Addition of Section 8.3(e). The Parties agree to append a new Section 8.3(e) immediately following Section 8.3(d), incorporating the following text: (e) Initiative on [***]. The Parties will initiate a joint initiative with the aim of identifying and, where possible, [***]. Unless otherwise agreed, the results of this initiative will be discussed and evaluated between the Parties upon either Party’s request following Autolus’ Commercial Phase Notification. Any benefits and possibilities of [***] based on such initiative, including possible benefits of [***], which may include an agreement by the Parties on establishing an [***] under the Agreement. Once agreed by the Parties, the Parties shall amend this Agreement by written amendment to be executed by both Parties to reflect the agreement reached. If the Parties, despite using Commercially Reasonable Efforts in reaching this agreement, are unable to reach such mutual agreement, then [***], the Parties shall amend the Agreement (in particular Section 6.1(b) and Exhibit F) to establish the following: [***]. 31. Amendment to Section 8.4(a). Section 8.4(a) is hereby amended and replaced in its entirety to read as follows: (a) Except as otherwise provided herein, all payments are payable within [***] days of Autolus’ receipt of each invoice corresponding to a shipment of Miltenyi Products by Miltenyi, such invoices to be issued by Miltenyi or the applicable Miltenyi Affiliate in the Territory. 32. Addition of Section 9.5. The Parties agree to append a new Section 9.5 immediately following Section 9.4, incorporating the following text:

Confidential 11 of 16 9.5 Clinical Grade Products. The provisions of this Article 9 shall apply to Clinical Grade Products only. 33. Amendment to Section 14.2. Section 14.2 is hereby amended and replaced in its entirety to read as follows: 14.2 Non-Disclosure and Non-Use. During the Term and for [***] years thereafter, each of Miltenyi and Autolus shall keep Confidential Information of the Disclosing Party in strict confidence and shall not (i) use the Disclosing Party’s Confidential Information for any use or purpose (including, for clarity, analyze, reverse-engineer, or disassemble any item of Confidential Information or attempt to discover or deduce any trade secret contained in any such Confidential Information) except (a) for performing this Agreement, or (b) as expressly permitted under this Agreement or the Quality Agreement, as applicable, or as otherwise authorized in writing in advance by the Disclosing Party, or (ii) disclose the Disclosing Party’s Confidential Information to anyone other than those of its Affiliates, Subcontractors, directors, officers, employees, agents, contractors and consultants, and in the case of Autolus, its Licensees (collectively, “Authorized Representatives”) who need to know such Confidential Information for performing this Agreement or a use or purpose expressly permitted under this Agreement or the Quality Agreement, as applicable. Each Receiving Party shall take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information of the Disclosing Party. Without limiting the foregoing, each Receiving Party shall take at least those measures that it takes to protect its own confidential information of a similar nature (but in any case not less than reasonable measures) and shall ensure that any Authorized Representative of the Receiving Party who is permitted access to Confidential Information of the Disclosing Party pursuant to subclause (ii) of this Section 14.2 above is contractually or legally bound by obligations of non-disclosure and non-use in scope and content at least as protective of the Disclosing Party’s Confidential Information as the provisions hereof prior to any disclosure of the Disclosing Party’s Confidential Information to such Authorized Representative. The Receiving Party shall be responsible for any breach of this Agreement and the confidentiality obligations imposed on the Authorized Representatives by its Authorized Representatives. 34. Amendment to Article 16. Article 16 is hereby amended and replaced in its entirety to read as follows: All notices, demands, requests, consents, approval and other communications required or permitted to be given under this Agreement pertaining to the contractual relationship (including, for instance, any notice of termination, request for assignment, notice of Change of Control etc.) shall be in writing and will be delivered personally, or mailed by registered or certified mail, return receipt requested, postage prepaid, or sent by reputable overnight courier service, confirmed by mailing as described above at the address set forth below or to such other address as any Party may give to the other Party in writing for such purpose in accordance with this Article 16: If to Miltenyi: Miltenyi Biotec B.V. & Co. KG Friedrich-Ebert-Str. 68 51429 Bergisch Gladbach Germany Attn: Managing Director With copy to (for legal matters): Miltenyi Biotec B.V. & Co. KG Friedrich-Ebert-Str. 68 51429 Bergisch Gladbach Germany Attn: General Counsel

Confidential 12 of 16 If to Autolus: Autolus Limited MediaWorks, 191 Wood Lane White City London, W12 7FP United Kingdom Attn: Chief Executive Officer With copy to (for legal matters): Autolus Limited MediaWorks, 191 Wood Lane White City London, W12 7FP United Kingdom Attn: General Counsel All such communications, if personally delivered on a Business Day, shall be deemed to have been received by a Party hereto and to be effective when so delivered, or if sent by overnight courier service, on the earlier of the Business Day when confirmation of delivery is provided by such service or when actually received by such Party. Each Party shall use commercially reasonable efforts to provide additional notice by email but the failure to provide such notice shall not affect the validity of any such notice. Either Party may change its address and contact details set forth above by giving the other notice thereof in the manner provided herein. 35. Amendment to Section 17.2. Section 17.2 is hereby amended and replaced in its entirety to read as follows: 17.2 Change of Control. (a) Each Party (for purposes of this Article 17 the “Acquired Party”) shall provide written notice to the other of a Change of Control of the Acquired Party or the Acquired Party’s parent (if any) and the details of the acquirer (the “New Owner”) as soon as the Change of Control can be legally disclosed. (b) Within [***] days of a Change of Control of the Acquired Party being disclosed, the other Party (the “Requesting Party”) may request from the New Owner confirmation in writing that it assumes in full the obligations and rights of the Acquired Party with respect to the supply of Miltenyi Products hereunder. In the event that the New Owner fails to provide such confirmation to the Requesting Party within [***] days of receipt of such written request therefor, the Requesting Party may terminate this Agreement with immediate effect upon giving written notice to the Acquired Party. If the Change of Control occurs prior to [***], the Parties shall, if [***], enter into good faith negotiations regarding [***]. (c) For clarity, the foregoing termination right in this Section 17.2 shall not be understood as to limit or replace any remedies available to the respective Party under this Agreement in the event of a breach of this Agreement by the other Party, e.g. pursuant to Section 6.8, 8.6 or Section 11.5. 36. Amendment to Exhibit C. Exhibit C is hereby amended and replaced in its entirety to read as follows: [Exhibit C starting on the next page]

Confidential 13 of 16 Exhibit C List of Miltenyi Products [***] 37. Amendment to Exhibit E. Exhibit E is hereby amended and replaced in its entirety to read as follows: Exhibit E Third Party Licenses [***] 38. Amendment to Exhibit F. Exhibit F is hereby amended and replaced in its entirety to read as follows: [Exhibit F starting on the next page]

Confidential 14 of 16 Exhibit F Purchase Prices [***]

Confidential 15 of 16 39. Amendment to Exhibit G. Exhibit G is hereby amended and replaced in its entirety to read as follows: Exhibit G Discounts [***]

ARTICLE 2 MISCELLANEOUS (a) Except as expressly amended by this Amendment, the provisions of the Supply Agreement shall continue to govern the rights and obligations of the Parties with regard to its subject matter and all terms and conditions contained therein shall remain in full force and effect and shall, unless otherwise provided in this Amendment, not be deemed amended or modified. (b) For the avoidance of doubt, the provisions contained in Sections 19.1 and 19.2 of the Supply Agreement shall also apply to this Amendment. (c) Unless the context requires otherwise, all references to Sections or Exhibits in this Amendment shall be references to the relevant section or exhibit in the Supply Agreement. (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same agreement. The exchange of copies of this Amendment or signature pages thereof by facsimile, email (including by sending a PDF file via email attachment) or other means of electronic transmission as well as the use of electronic signature systems (e.g., DocuSign, Acrobat Sign or similar systems) shall constitute effective execution and delivery of this Amendment as to the Parties and any such electronic copy may be used in lieu of the original copy for all purposes with the same legal effect. The Parties have executed this Amendment to be effective as of the Amendment Effective Date. AUTOLUS LIMITED By: /s/ David Brochu [signature] Name: David Brochu Title: Chief Technical Officer Date: Sep 27, 2023 MILTENYI BIOTEC B.V. & Co. KG By: /s/ Boris Stoffel [signature] Name: Dr. Boris Stoffel Title: CEO Date: Sep 27, 2023